                                                                    EXHIBIT 99.6

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)
                                 (In thousands)

                                                                              Pro Forma
                                                               Historical   Adjustments (a)   Pro Forma
                                                               ----------   ---------------   ---------
ASSETS
Current Assets:
   Cash and cash equivalents ...............................    $ 25,960        $  6,751 (b)   $ 32,711
   Accounts receivable, net ................................      47,035          (8,098)        38,937
   Inventories .............................................      56,155          (6,230)        49,925
   Prepaid expenses and other current assets ...............       9,926            (329)         9,597
                                                                --------        --------       --------
      Total current assets .................................     139,076          (7,906)       131,170
Goodwill ...................................................      35,502            (127)        35,375
Property, plant and equipment, net .........................      58,744          (1,330)        57,414
Other assets ...............................................      22,618             741 (c)     23,359
                                                                --------        --------       --------
      Total ................................................    $255,940        $ (8,622)      $247,318
                                                                ========        ========       ========
LIABILITIES AND SHAREHOLDER'S DEFICIT
Current Liabilities:
   Short-term debt and current portion of long-term debt....    $  9,770        $ (3,387)      $  6,383
   Accounts payable ........................................      34,965          (5,404)        29,561
   Accrued expenses ........................................      17,396          (2,219)        15,177
   Other current liabilities ...............................       2,029            (399)         1,630
                                                                --------        --------       --------
      Total current liabilities ............................      64,160         (11,409)        52,751
                                                                --------        --------       --------

Long-term Liabilities:
   Long-term debt ..........................................     161,625            (209)       161,416
   Accrued pension liabilities .............................      39,371              --         39,371
   Environmental liabilities, net ..........................      24,165              --         24,165
   Other liabilities .......................................         983              (3)           980
                                                                --------        --------       --------
      Total long-term liabilities ..........................     226,144            (212)       225,932
                                                                --------        --------       --------
      Total liabilities ....................................     290,304         (11,621)       278,683

Minority Interest ..........................................         517             (42)           475

Shareholder's deficit ......................................     (34,881)          3,041 (d)    (31,840)
                                                                --------        --------       --------
      Total ................................................    $255,940        $ (8,622)      $247,318
                                                                ========        ========       ========

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(a) Reflects balances of MeSA.

(b) Reflects the following:

Elimination of existing cash balances of MeSA ........................   $ (979)
Cash proceeds from the sale of MeSA ..................................    7,730
                                                                         ------
                                                                         $6,751
                                                                         ======





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(c) Reflects the following:

Balance of MeSA ......................................................   $ (629)
Two-year loan given to buyers.........................................    1,370
                                                                         ------
                                                                         $  741
                                                                         ======

(d) Reflects the following:

Difference between proceeds and net book value of MeSA as if the
   transaction occurred on September 30, 2003 ........................   $3,041
                                                                         ======